UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2025

Lumen Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.00 par value per share	LUMN	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 21, 2025, Lumen Technologies, Inc. (“Lumen” or the “Company”) and certain of Lumen’s indirect wholly owned subsidiaries (collectively, the “Sellers”), entered into a definitive Purchase Agreement (the “Agreement”) with Forged Fiber 37, LLC (“Purchaser”), an indirect wholly owned subsidiary of AT&T Inc. (“AT&T”), and AT&T DW Holdings, Inc. (“Guarantor”), an indirect wholly owned subsidiary of AT&T. The Agreement governs the acquisition by Purchaser of all of the issued and outstanding equity interests of five newly formed, wholly owned subsidiaries of the Sellers (collectively, the “Companies”). Following a series of pre-closing restructuring transactions by Lumen and the Sellers, the Companies will own Lumen’s Mass Markets fiber-to-the-home business in Arizona, Colorado, Florida, Idaho, Iowa, Minnesota, Nebraska, Nevada, Oregon, Utah and Washington (the “Business”). At closing, Purchaser will acquire the Companies from Lumen.

Purchase Price

Purchaser will pay the Sellers cash consideration of $5.75 billion, subject to adjustments for working capital and other negotiated purchase price adjustments specified in the Agreement.

Closing and Conditions

The transaction is anticipated to close in the first half of 2026, subject to satisfaction of customary closing conditions, including:

•

expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other regulatory approvals, if any (the “Required Regulatory Approvals”);

•	absence of legal restraints or injunctions prohibiting the transaction;

•	accuracy of each party’s representations and warranties, subject to “Material Adverse Effect” or materiality qualifiers;

•	performance in all material respects of each party’s covenants;

•	consummation of Lumen’s internal restructuring such that the Companies hold the assets related to the Business; and

•	receipt by Purchaser of a specified minimum number of public access rights in respect of the Business.

Representations, Warranties and Covenants

The Agreement contains customary representations and warranties regarding the Business, the Companies, Purchaser and the Sellers. Each party has agreed to customary covenants, including:

•	operation of the Business by the Sellers in the ordinary course prior to closing;

•	obligations to obtain the Required Regulatory Approvals and third-party consents;

•	restrictions on solicitation of competing transactions by the Sellers;

•	non-competition, non-solicitation and confidentiality undertakings; and

•	obligations to use reasonable best efforts and negotiate in good faith to finalize various ancillary commercial agreements.

Termination

The Agreement may be terminated by either the Sellers or Purchaser under certain circumstances, including by mutual agreement of the parties, if closing has not occurred by the twelve-month anniversary of the Agreement (subject to up to two automatic three-month extensions if specified conditions are met), if a governmental order permanently restrains the transaction, or upon uncured material breach by the other party.

Indemnification and Guarantee

The Sellers will indemnify Purchaser for: (i) certain excluded liabilities; (ii) liabilities arising from the pre-closing restructuring; (iii) breaches of the Sellers’ covenants surviving closing; and (iv) specified pole-attachment decommissioning costs. Purchaser will indemnify the Sellers for: (i) certain assumed liabilities; (ii) liabilities arising from the operation of the Business post-closing; and (iii) breaches of Purchaser’s covenants surviving closing. Subject to certain exceptions (including fraud), the Agreement does not provide for indemnification with respect to breaches of representations and warranties; Purchaser has obtained representation and warranty insurance to provide coverage for such matters.

As part of the Agreement, Guarantor has guaranteed Purchaser’s payment and performance obligations under the Agreement to Lumen and the Sellers, subject to customary terms and conditions.

Other Provisions

The Agreement contains additional provisions customary for transactions of this nature, including specific performance rights, allocation of expenses and limitation on remedies. Upon consummating the transaction, Purchaser, the Sellers and certain of their respective affiliates plan to enter into various commercial agreements designed to permit, among other things, the parties to continue to serve their respective customers.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

The Agreement governs the contractual rights between the parties in relation to the sale of the Business. The Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Agreement and is not intended to provide, modify or supplement any information about Lumen, the Sellers, the Companies, AT&T, the Purchaser, the Guarantor, or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Lumen, the Sellers, the Companies, AT&T, the Purchaser or the Guarantor. The representations and warranties contained in the Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On May 21, 2025, Lumen issued a press release announcing entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Except for historical and factual information, the matters set forth in this Current Report on Form 8-K identified by words such as “expects,” “anticipates,” “will,” “plans” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. Statements in this Current Report on Form 8-K or related exhibits concerning (i) the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and (ii) the transactions proposed in the Agreement, including the pre-closing internal restructuring contemplated by the Agreement, the expected benefits of the transactions proposed in the Agreement, including with respect to the business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and product or services line growth, the closing date of the transactions proposed in the Agreement, plans following the closing of the transactions proposed in the Agreement, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from expectations as a result of a variety of factors, including, without limitation, those discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the Securities and Exchange Commission. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.*	Description

2.1	Purchase Agreement, dated as of May 21, 2025, by and among Lumen Technologies, Inc., the Sellers named therein, Forged Fiber 37, LLC, and, solely for purposes of Section 11.16 thereof, AT&T DW Holdings, Inc.

99.1	Press Release, dated May 21, 2025 issued by the Company.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and other attachments have been omitted from this filing and will be furnished to the Securities and Exchange Commission supplementally upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

Dated: May 21, 2025	By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer